INVESTMENT IN BIG RIDGE GOLD CORP.	12 Months Ended
Dec. 31, 2022
INVESTMENT IN BIG RIDGE GOLD CORP.
INVESTMENT IN BIG RIDGE GOLD CORP.

10. INVESTMENT IN BIG RIDGE GOLD CORP.

On September 13, 2022, Big Ridge completed Stage 1 of the earn-in requirements necessary to satisfy the earn-in threshold set out in the Hope Brook earn-in agreement. Big Ridge issued a total of 15.0 million common shares to the Company with an aggregate fair value of $2,175,000, resulting in an increase in the Company’s common share ownership interest in Big Ridge to 19.5% on December 31, 2022 from 10.8%. Following the completion of the initial Big Ridge transaction on June 7, 2021, the Company’s common share ownership interest in Big Ridge was approximately 19.8% (Initial Recognition fair value - $2,185,000). In addition to its share ownership interest, the Company considered various qualitative factors including representation rights on Big Ridge’s board of directors in arriving at the determination that significant influence exists, and therefore the Company applies the equity method of accounting.

	December 31, 2022	December 31, 2021
Balance as at December 31, 2021	$1,491	$-
Acquisition – Initial Recognition on June 7, 2021	-	2,185
Equity loss	(144)	(106)
Dilution event in Q2 2021	-	(588)
Completion of Stage 1 Earn-In	2,175	-
Fair value adjustment of Investment in Big Ridge Gold Corp.	(1,403)	-
Balance as at December 31, 2022	$2,119	$1,491

The subsequent equity accounting for Big Ridge is based on audited results for the year end June 30, 2022 and on the unaudited six-month period ended December 31, 2022. The Company’s estimated equity share of Big Ridge’s net loss for the year ended December 31, 2022 was $144,000.